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    SUPPLEMENT NO. 2 dated July 1, 2001

to  PROSPECTUS dated September 1, 2000
    (supplanting Supplement No. 1 dated November 21, 2000)

for STATE STREET RESEARCH STRATEGIC INCOME FUND
    A SERIES OF STATE STREET RESEARCH SECURITIES TRUST

    INVESTMENT MANAGEMENT
    Under the above caption on page 10 of the Prospectus, the third paragraph is revised in its entirety to read as follows:

    "John H. Kallis has been responsible for the fund's day-to-day portfolio management since its inception in August 1996. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963. Supporting Mr. Kallis are Rosalina Feliciano and Donald DeVeuve, who manage the lower quality debt investments held by the fund, and Elizabeth M. Westvold, who manages the fund's foreign securities. Ms. Feliciano is a vice president. She joined the firm in 1995 and has worked as an investment professional for 10 years. Mr. DeVeuve is also a vice president who joined the firm in 1995. He has worked as an investment professional since 1985. Both Ms. Feliciano and Mr. DeVeuve have assisted with the fund since July 2001. A senior vice president, Ms. Westvold joined the firm in 1987 and has worked as an investment professional for 16 years. She has assisted with the fund since its inception."



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